

Two Harbors Investment Corp.

November 9, 2010

2010 Third Quarter Earnings Call

Safe Harbor Statement

Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "target," "assume," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believe," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Factors that could cause actual results to differ include, but are not limited to, higher than expected operation costs, changes in prepayment speeds of mortgages underlying our RMBS, the rates of default or decreased recovery on the mortgages underlying our non-Agency securities, failure to recover certain losses that are expected to be temporary, changes in interest rates, the impact of new legislation or regulatory changes on our operations, and unanticipated changes in overall market and economic conditions.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors' most recent filings with the Securities and Exchange Commission ("SEC"). All subsequent written and oral forward looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Third Quarter 2010 Highlights

- Achieved total Comprehensive Income of $24.1 million, or $0.92 per diluted weighted share, reflecting strong yields and portfolio appreciation.
- Reported Adjusted GAAP Earnings[1] of $0.39 per share, representing a 17.3% return on average equity on an annualized basis.
- Increased Book Value 6.2% on a sequential quarter basis to $9.24 per diluted weighted share.
- Declared dividend of $0.39 per share for the third quarter of 2010 or $1.08 per share on a year-to-date basis. Third quarter dividend represents 17.3% yield on annualized basis.[2]

(1) Adjusted GAAP Earnings is a non-GAAP measure that the Company defines as GAAP Net Income, excluding the unrealized fair value gains and losses associated with the company's interest rate swaps.

(2) Third quarter 2010 dividend may not be indicative of future dividend distributions. The company ultimately distibutes dividends based on its taxable income per common share, not GAAP earnings. The annualized dividend yield on the company's common stock calculated is based on the September 30, 2010 closing price of $9.02.

Operating Performance

Operating Performance (In millions, except for per share amounts)	Core Earnings	Realized Gains	Unrealized MTM	Q2-2010 Financials	Core Earnings	Realized Gains	Unrealized MTM	Q3-2010 Financials
Interest income	$ 9.1	$ -	$ -	$ 9.1	$ 11.9	$ -	$ -	$ 11.9
Interest expense	0.8	-	-	0.8	1.4	-	-	1.4
Net interest income	8.3	-	-	8.3	10.5	-	-	10.5
Gain on sale of investment securities, net	-	0.8	-	0.8	-	2.6	-	2.6
Loss on interest rate swap agreements[1]	(0.8)	-	(3.3)	(4.1)	(1.0)	(2.5)	(1.0)	(4.5)
Gain on other derivative instruments	-	0.4	(0.2)	0.2	-	2.5	0.6	3.1
Total other income	(0.8)	1.2	(3.5)	(3.1)	(1.0)	2.6	(0.4)	1.2
Management fees	0.8	-	-	0.8	0.9	-	-	0.9
Operating expenses	1.1	-	-	1.1	1.2	-	-	1.2
Total expense	1.9	-	-	1.9	2.1	-	-	2.1
Net income (loss) before income taxes	5.6	1.2	(3.5)	3.3	7.4	2.6	(0.4)	9.6
Benefit from income taxes	0.2	(0.2)	0.8	0.8	0.2	(0.2)	0.3	0.3
Net income (loss)	**$ 5.8**	**$ 1.0**	**$ (2.7)**	**$ 4.1**	**$ 7.6**	**$ 2.4**	**$ (0.1)**	**$ 9.9**
Basic and diluted weighted average EPS	$ 0.26	$ 0.05	$ (0.13)	$ 0.18	$ 0.29	$ 0.09	$ -	$ 0.38
Supplemental data:								
Unrealized gains/(losses) on interest rate swaps				$ (3.3)				$ (1.0)
Deferred tax benefit				0.6				0.6
Total				**$ (2.7)**				**$ (0.4)**

(1) Third Quarter 2010 loss on interest rate swap agreements of $1.0 million includes $0.3 million in interest costs for swaps associated with U.S. Treasuries.

Operating Performance Metrics

Earnings per Diluted Weighted Average Share Outstanding (In millions, except for per share amounts)	**Q2-2010 Earnings**	**Q2-2010 EPS**	**Q3-2010 Earnings**	**Q3-2010 EPS**	**Q3 YTD Earnings**	**Q3 YTD EPS**
Core Earnings[1]	$ 5.8	$ 0.26	$ 7.6	$ 0.29	$ 17.3	$ 0.83
GAAP Net Income	$ 4.1	$ 0.18	$ 9.9	$ 0.38	$ 19.3	$ 0.93
Adjusted GAAP Earnings[2]	$ 6.8	$ 0.30	$ 10.2	$ 0.39	$ 23.1	$ 1.12
Comprehensive Income	$ 3.4	$ 0.15	$ 24.1	$ 0.92	$ 36.3	$ 1.75

Return on Average Equity (Percent)	**Q2-2010**	**Q3-2010**	**Q3 YTD 2010**
Core Earnings[1] return on average equity	11.4%	12.8%	12.3%
GAAP return on average equity	8.1%	16.7%	13.7%
Adjusted GAAP Earnings[2] return on average equity	13.4%	17.3%	16.4%
Comprehensive Income return on average equity	6.7%	40.7%	25.8%

(1) Core Earnings is a non-GAAP measure that the company defines as net income, excluding impairment losses, gains or losses on sales of securities and termination of interest rate swaps, unrealized gains or losses on interest rate swaps, gains or losses on other derivative instruments and certain non-recurring expenses.

(2) Adjusted GAAP Earnings is a non-GAAP measure that the company defines as GAAP Net Income, excluding the unrealized fair value gains and losses associated with the company's interest rate swaps.

Balance Sheet Summary

Balance Sheet (In millions, except for leverage amounts)		**June 30, 2010**		**September 30, 2010**
Assets				
Available-for-sale securities, at fair value	$	977.9	$	1,075.8
Cash and cash equivalents		71.4		66.2
Derivative assets, at fair value		32.6		21.1
Other assets		44.9		49.1
Total Assets	**$**	**1,126.8**	**$**	**1,212.2**
Liabilities and Stockholders' Equity				
Repurchase agreements	$	866.3	$	943.0
Derivative liabilities, at fair value		21.6		15.3
Other liabilities		11.5		12.5
Total liabilities		899.4		970.8
Total stockholders' equity		227.4		241.4
Total Liabilities and Stockholders' Equity	**$**	**1,126.8**	**$**	**1,212.2**
Leverage on RMBS securities and Agency derivatives[1]		3.2x		3.3x

(1) Leverage is defined as total borrowings to fund RMBS securities and Agency derivatives divided by total equity. Total borrowings to fund RMBS securities and Agency derivatives was $722 million at June 30, 2010, and $797 million at September 30, 2010.

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Change in Stockholders' Equity

Change in Stockholders' Equity (In millions, except for per share amounts)	**Q2-2010 Book Value**	**Q2-2010 Book Value per Share (diluted basis)[1]**	**Q3-2010 Book Value**	**Q3-2010 Book Value per Share (diluted basis)[1]**
Beginning stockholders' equity	$ 125.8	$ 9.38	$ 227.4	$ 8.70
Net proceeds from common stock issuance	106.8	(0.46)	-	-
GAAP Net Income:				
Core Earnings, net of tax	5.8	0.22	7.6	0.29
Realized gains and losses, net of tax	1.0	0.04	2.4	0.09
Unrealized mark-to-market gains and losses, net of tax	(2.7)	(0.10)	(0.1)	-
Other Comprehensive Income, net of tax	(0.7)	(0.03)	14.2	0.54
Dividend declaration	(8.6)	(0.33)	(10.2)	(0.39)
Other	-	(0.02)	0.1	0.01
Ending stockholders' equity	**$ 227.4**	**$ 8.70**	**$ 241.4**	**$ 9.24**

(1) Diluted shares outstanding at end of period are used as the denominator in change in book value per share calculation.

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RMBS Portfolio Composition

Q3-2010 Portfolio Composition

As of June 30, 2010
$832M RMBS Portfolio



Mezzanine
$37
$298
Hybrid ARMs
Senior
$157
Interest Only[1]
$14
Fixed Rate
$326
Agency Bonds $638M
Non-Agency Bonds $194M

As of September 30, 2010
$930M RMBS Portfolio



Mezzanine
$51
$284
Hybrid ARMs
Senior
$223
Interest Only[1]
$7
$365
Fixed Rate
Agency Bonds $656M
Non-Agency Bonds $274M

Agency: Vintage & Prepayment Protection	Q2-2010	Q3-2010
Prepayment protected	18%	27%
Low loan balances	31%	22%
Pre-2002 vintages	13%	16%
2002-2005 vintages	26%	24%
2006 and subsequent vintages	12%	11%

Non-Agency: Loan Type	Q2-2010	Q3-2010
Prime	7%	5%
Alt-A	34%	32%
Option ARM	21%	31%
Sub-Prime	38%	32%

(1) Interest-only securities does not include inverse interest only securities (IIOs) accounted for as derivatives of $33 million as of June 30, 2010 or $21 million as of September 30, 2010.

Portfolio Metrics

Portfolio Yields and Metrics

Portfolio Yield	Realized Q2-2010	At June 30, 2010	Realized Q3-2010	At Sept. 30, 2010
Annualized yield[1]	5.4%	5.2%	5.3%	5.1%
Agency	3.5%	-	3.5%	-
Non-Agency	11.3%	-	10.4%	-
Cost of financing[2]	0.6%	0.6%	0.7%	0.7%
Net interest spread	4.8%	4.6%	4.6%	4.4%

Portfolio Metrics		Q2-2010	Q3-2010
Agency	Weighted average 3-month CPR	12.5%	9.7%
	Weighted average cost basis	$105.7	$106.1
Non-Agency	Weighted average 3-month CPR	12.9%	11.9%
	Weighted average cost basis	$59.2	$58.6
Change in equity value for +/- 100bps change in interest rates[3]		3.5%	4.5%
Debt-to-Equity[4]		3.2x	3.3x

Agency RMBS CPR



30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
12.0%
16.2%
12.5%
9.7%
Q4-2009
Q1-2010
Q2-2010
Q3-2010

Non-Agency RMBS CPR



30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
15.1%
11.6%
12.9%
11.9%
Q4-2009
Q1-2010
Q2-2010
Q3-2010

(1) Annualized yields exclude impact of IIOs accounted for as derivatives. Interest income on IIOs was $0.5 million and $1.5 million for the second and third quarter of 2010 contributing an additional 0.3% and 0.6% interest yield, respectively.
(2) Cost of financing RMBS excludes interest spread expense associated with the portfolio's interest rate swaps of $0.5 million for the second quarter of 2010 and $0.7 million for the third quarter of 2010. Including this interest spread expense would increase cost of financing RMBS by 0.4% for both the second and third quarter of 2010.
(3) Represents range of the percentage change in equity value for +/- 100bps change in interest rates. Change in equity value is portfolio value change adjusted for leverage.
(4) Debt-to-equity is defined as total borrowings to fund RMBS securities and Agency derivatives divided by total equity.

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RMBS Portfolio Yields

RMBS Annualized Yields by Portfolio


18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
16.2%
10.6%
11.3%
10.4%
4.4%
3.6%
4.2%
4.3%
3.5%
3.5%
Q4-2009
Q1-2010
Q2-2010
Q3-2010
Agency Yields
Non-Agency Yields
Agency Yields w/ IIOs[1]

Aggregate RMBS Yields


7.0%
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
6.2%
5.7%
5.9%
5.3%
5.4%
4.9%
Q4-2009
Q1-2010
Q2-2010
Q3-2010
Aggregate RMBS Yield
Aggregate RMBS Yield w/ IIOs[1]

Cost of Financing RMBS


1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.1%
1.0%
0.9%
0.7%
0.6%
0.5%
0.5%
0.4%
Q4-2009
Q1-2010
Q2-2010
Q3-2010
Cost of Financing
Cost of Financing w/ Swap Interest Rate Spread

Net Interest Spread


6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
5.8%
5.7%
4.4%
4.8%
4.8%
4.7%
4.6%
4.0%
Q4-2009
Q1-2010
Q2-2010
Q3-2010
Net Spread
Aggregate Net Spread[2]

(1) Respective yields include IIOs accounted for as derivatives.
(2) Aggregate net spread includes IIOs accounted for as derivatives and cost of financing RMBS with swap interest rate spread.

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Financing

Financing

Repurchase Agreements: RMBS and Agency Derivatives	September 30, 2010 Amount ($M)
Within 30 days	$263
30 to 59 days	211
60 to 89 days	112
90 to 119 days	8
Over 120 days	203
Total	**$797**

Financing Highlights:

•Maturities over 90 days represented 26% of total RMBS borrowings.

•Wells Fargo facility represented $50 million of total RMBS borrowings.

•Interest rate swaps hedge 35% of RMBS borrowings.

•Maintained Interest Rate Swap – Treasury position as overall hedge to funding costs.

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